UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 8, 2020

Aptiv PLC

(Exact name of registrant as specified in its charter)

Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Hanover Quay

Grand Canal Dock

Dublin, D02 VY79, Ireland

(Address of Principal Executive

Offices)(Zip Code)

(Registrant’s Telephone Number, Including Area Code) 351-1-259-7013

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares. $0.01 par value per share	APTV	New York Stock Exchange
1.500% Senior Notes due 2025	APTV	New York Stock Exchange
4.250% Senior Notes due 2026	APTV	New York Stock Exchange
1.600% Senior Notes due 2028	APTV	New York Stock Exchange
4.350% Senior Notes due 2029	APTV	New York Stock Exchange
4.400% Senior Notes due 2046	APTV	New York Stock Exchange
5.400% Senior Notes due 2049	APTV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

In order to facilitate the offering of convertible preferred shares launched earlier today, on June 8, 2020, Aptiv PLC (the “Company”), its wholly-owned U.S. subsidiary Aptiv Corporation, its wholly-owned Jersey subsidiary Aptiv Holdings US Limited and its wholly-owned English subsidiary Aptiv International Holdings (UK) LLP entered into Amendment No. 1 (the “Amendment”) to the Second Amended and Restated Credit Agreement, dated as of August 17, 2016, as amended and restated as of May 1, 2020 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) with JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto, to amend the dividends and distributions covenant set forth in the Credit Agreement to permit the making of dividends on convertible preferred shares.

The Company has no material relationships with any of the lenders under the Credit Agreement, except that affiliates of certain lenders have acted as underwriters in connection with offerings by the Company.

The description of the Amendment contained herein is qualified in its entirety by reference to the Amendment, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1

Amendment No. 1 to Amended and Restated Credit Agreement, dated as of June 8, 2020, among Aptiv PLC, Aptiv Corporation, Aptiv Holdings US Limited, Aptiv International Holdings (UK) LLP and JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2020	Aptiv PLC

	By:	/s/ David M. Sherbin
David M. Sherbin Senior Vice President, General Counsel, Chief Compliance Officer and Secretary